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                                                                   Exhibit 10.51

                          ACKNOWLEDGMENT AND AGREEMENT

      This ACKNOWLEDGEMENT AND AGREEMENT ("Agreement") is made September 22, 1999 from CVC PRODUCTS, INC. ("Borrower"), a Delaware corporation, with a place of business of 525 Lee Road, Rochester, New York, CVC, INC. ("Guarantor"), a Delaware corporation, with a place of business of 525 Lee Road, Rochester, New York, to MANUFACTURERS AND TRADERS TRUST COMPANY ("Bank"), a New York banking corporation, with its principal place of business located at One M&T Plaza, Buffalo, New York 14240.

                                R E C I T A L S:

      WHEREAS, Bank and Borrower entered into a Loan Agreement dated as of March 31, 1998, which loan agreement was amended by letter amendments dated September 30, 1998 and February 19, 1999 (collectively the "Letter Amendments") (collectively, and as amended, restated or replaced from time to time the "Loan Agreement"); and

      WHEREAS, pursuant to the Loan Agreement, the Borrower executed and delivered to the Bank its Amended and Restated General Security Agreement dated March 31, 1998 (the "Borrower Security Agreement") and its Amended and Restated Continuing Guaranty dated March 31, 1998 (the "Borrower Guaranty"); and

      WHEREAS, pursuant to the Loan Agreement, the Guarantor executed and delivered to Bank its Amended and Restated General Security Agreement dated March 31, 1998 (the "Guarantor Security Agreement") and its Amended and Restated Continuing Guaranty dated March 31, 1998 (the "Guarantor Guaranty"); and

      WHEREAS, the Borrower and the Bank have entered into an Amendment to Loan Agreement dated the date hereof (the "Amendment"); and

      WHEREAS, it is a requirement of the Amendment that Borrower and Guarantor execute and deliver this Acknowledgement and Agreement.

                              P R 0 V I S I O N S:

      NOW, THEREFORE, in consideration of any past, present or future extension of credit by Bank to Borrower, and in order to induce the Bank to enter into the Amendment, the parties hereto agree in favor of Bank as follows:

      1. All capitalized terms herein shall have the meanings set forth in the Loan Agreement and Amendment unless expressly defined herein.

      2. Borrower acknowledges and represents and warrants to Bank that the Loan Agreement, 1998 Term Note and the other Loan Documents to which it is a party each are and constitute the valid and binding obligations of the Borrower, enforceable by the Bank
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against Borrower according to their respective terms, and as of the date hereof, there are no offsets against or defenses to Borrower's liability to Bank thereunder. Borrower further acknowledges that as of the date hereof, there is $6,722,986.07 of outstanding unpaid principal on the 1998 Term Note.

      3. Borrower represents and warrants to Bank that all of the representations and warranties of Borrower in the Loan Agreement and other Loan Documents are deemed repeated herein and are true and correct as of the date hereof, and Borrower has not violated any obligation to Bank arising under any of the Loan Documents, nor is Borrower in default thereunder, nor has any Event of Default accrued thereunder, nor is Borrower aware of any condition, which, with notice, lapse of time or both, would constitute a default or an Event of Default thereunder, nor has Borrower violated any affirmative, negative or financial covenant under any of the Loan Documents.

      4. Borrower acknowledges that the defined term "Obligations" in the Borrower Security Agreement shall include, without limitation, all liabilities and obligations of the Borrower, now existing or hereafter arising, under the Loan Agreement, as amended by the Amendment, including, without limitation, under the 1999 Grid Note.

      5. The Guarantor acknowledges, represents and warrants to Bank that the Guaranty, the Guarantor Security Agreement and the other Loan Documents to which it is a party are and constitute the valid and binding obligations of the Guarantor, enforceable by Bank against the Guarantor according to their respective terms, and that as of the date hereof, there are no offsets against or defenses to the Guarantor's liability to Bank thereunder.

      6. The Guarantor represents and warrants to Bank that all of the representations and warranties of Guarantor in the Guaranty, the Guarantor Security Agreement and the other Loan Documents to which it is a party are deemed repeated herein and are true and correct as of the date hereof, and that the Guarantor has not violated any obligation to Bank arising under the Guaranty, the Guarantor Security Agreement or the other Loan Documents, nor is the Guarantor in default thereunder, nor has any Event of Default occurred thereunder, nor is the Guarantor aware of any condition, which, with notice, lapse of time or both, would constitute a default or Event of Default thereunder, nor has Guarantor violated any affirmative or negative covenant under the Guaranty, the Guarantor Security Agreement or the other Loan Documents.

      7. Guarantor acknowledges that the term "Obligations" in the Guaranty and Guarantor Security Agreement shall include, without limitation, all liabilities and obligations of Borrower now existing or hereafter arising, under the Loan Agreement, as amended by the Amendment, including, without limitation, under the 1999 Grid Note.

      8. This Agreement is governed by New York law and may not be amended or terminated orally. Any litigation involving this Agreement and/or any of the Loan Documents shall, at Bank's sole option, be triable only in a court located in Monroe County, New York. EACH OF THE PARTIES HERETO WAIVE THE RIGHT TO A JURY


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TRIAL IN ANY LITIGATION OF ANY NATURE OR KIND IN WHICH THEY OR ANY OF THEM AND
BANK ARE PARTIES. No other Entity is a third party beneficiary of this jury trial waiver.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day first above written.


                                   CVC PRODUCTS, INC.

                                   By: /s/ Emilio O. DiCataldo
                                       --------------------------------------
                                   Name: Emilio 0. DiCataldo
                                   Title: Senior Vice President and CFO


                                   CVC, INC.

                                   By: /s/ Emilio O. DiCataldo
                                       --------------------------------------
                                   Name: Emilio 0. DiCataldo
                                   Title: Senior Vice President and CFO


STATE OF NEW YORK  )
COUNTY OF MONROE   ) ss:

      On the 22nd day of September in the year 1999 before me, the undersigned, a Notary Public in and for said state, personally appeared Emilio 0. DiCataldo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                        /s/ Kevin V. Reochia
                                        --------------------------------------
                                        Notary Public

                                                     KEVIN V. REOCHIA
                                             Notary Public, State of New York
                                                     No. 02RE5004858
                                                Qualified in Monroe County
                                             Certicate Filed in Monroe County
                                             Commission Expires Nov. 23, 2000

STATE OF NEW YORK  )
COUNTY OF MONROE   ) ss:

      On the 22nd day of September in the year 1999 before me, the undersigned, a Notary Public in and for said state, personally appeared Emilio 0. DiCataldo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                        /s/ Kevin V. Reochia
                                        --------------------------------------
                                        Notary Public

                                                     KEVIN V. REOCHIA
                                             Notary Public, State of New York
                                                     No. 02RE5004858
                                                Qualified in Monroe County
                                             Certicate Filed in Monroe County
                                             Commission Expires Nov. 23, 2000


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